Van Kampen Value Municipal Income Trust
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              08/22/  Variou  258,465,000  5,000,0   1.934%  0.9%
                02       s                   00                     Bear
 Municipal                                                          Stearns,
  Electric                                                          JP Morgan,
 Authority                                                          Goldman
 of Georgia                                                         Sachs,
                                                                    Lehman
                                                                    Brothers,
                                                                    Morgan
                                                                    Stanley,
                                                                    Salomon
                                                                    Smith
                                                                    Barney,
                                                                    Paine
                                                                    Webber,
                                                                    Wachovia
                                                                    Bank


                                                                    Lehman
  New York                                                          Brothers,
    City      06/14/  108.50  1,239,894,1  6,000,0   0.484%  0.1%   Merrill
Transportat     02                43         00                     Lynch, JP
ion Finance                                                         Morgan,
 Authority                                                          Morgan
                                                                    Stanley,
                                                                    Advest,
                                                                    Bear
                                                                    Stearns,
                                                                    Dain
                                                                    Rauscher,
                                                                    First
                                                                    Albany,
                                                                    Goldman
                                                                    Sachs,
                                                                    Paine
                                                                    Webber,
                                                                    Ramirez &
                                                                    Co,
                                                                    Salomon
                                                                    Smith
                                                                    Barney,
                                                                    CIBC,
                                                                    Commerce
                                                                    Capital,
                                                                    AG
                                                                    Edwards,
                                                                    Jackson
                                                                    Sec, Legg
                                                                    Mason,
                                                                    Loop
                                                                    Capital,
                                                                    Prudential
                                                                    ,
                                                                    Quick&Reil
                                                                    ly,
                                                                    Raymond
                                                                    James,
                                                                    Roosevelt&
                                                                    Cross
                                                                    Sibert
                                                                    Brandford
                                                                    Shank



















                                                                      Lehman
Metropolita                                                         Brothers,
     n        06/05/  Variou  1,725,100,0  7,000,0   0.406%  0.1%      Bear
Transportat     02       s        00         00                      Stearns,
    ion                                                               First
 Authority                                                          Albany, JP
                                                                     Morgan,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      Paine
                                                                     Webber,
                                                                     ABN AMRO
                                                                    financial,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World
                                                                    Mordests,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                       &Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Qucik&Reil
                                                                       ly,
                                                                    Ramirez&Co
                                                                    , Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt&
                                                                      Cross
                                                                     Siebert
                                                                    Brandford
                                                                      Shank,
                                                                     Wachovia
                                                                       Bank


                                                                     Salomon
 Miami Dade                                                           Smith
  Florida     05/17/  Variou  299,000,000  6,500,0   2.174%  0.1%    Barney,
  Aviation      02       s                   00                     Guzman&Co,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank&Co,
                                                                     Estrada
                                                                    Hinojosa&C
                                                                    o, Lehman
                                                                    Brothers,
                                                                       Loop
                                                                     Capital,
                                                                        MR
                                                                     Beal&Co,
                                                                    Ramirez&Co
                                                                    , Chapman
                                                                    Co, Paine
                                                                      Webber